Exhibit 10.2

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE DERMAVANT SCIENCES LTD. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO DERMAVANT SCIENCES LTD. IF PUBLICLY DISCLOSED.

FIRST AMENDMENT to

LICENSE AGREEMENT

by and between

EISAI CO., LTD. and

DERMAVANT SCIENCES GMBH

THIS AMENDMENT is made and entered into this July 7, 2017, by and between Eisai Co., Ltd. (“Eisai”) and Dermavant Sciences GmbH to amend the terms of that LICENSE AGREEMENT entered into between Eisai and Roivant Sciences Ltd. dated November 19, 2015, and subsequently assigned by Roivant Sciences Ltd. to Dermavant Sciences Ltd., and then to Dermavant Sciences GmbH (“Dermavant”).

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Parties do agree as follows:

The last clause of Section 6.1(d) of the LICENSE AGREEMENT (Duty of Confidence) is hereby [***] and broadened in part to include lenders and investment bankers. Section 6.1(d) shall now read as follows:

(d) the Receiving Party may disclose Confidential Information of the other Party to actual or potential investors, investment bankers, lenders, acquirers, collaborators, licensees, sublicensees and other financial or commercial partners solely for the purpose of evaluating or carrying out an actual or potential investment, financing, acquisition, collaboration or licensing or sublicensing arrangement in connection with the Receiving Party; provided that such Persons are bound to maintain the confidentiality of, and non-use obligations in respect of, the Confidential Information in a manner consistent with the confidentiality provisions of this Agreement, provided that the duration may be shorter if consistent with [***].

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the date above, by their duly authorized representatives.

Eisai Co., Ltd.	Dermavant Sciences GmbH

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]

C    Confidential